SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 21, 2002


                                Equity One, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


                   001-13499                   52-1794271
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           (Commission File Number) (IRS Employer Identification No.)


      1696 NE Miami Gardens Drive, North Miami Beach, FL      33179
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           (Address of Principal Executive Offices)         (Zip Code)


                                 (305) 947-1664
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish Supplemental Information for the period ended December 31, 2001. A copy is furnished with this Form 8-K as
Exhibit 99.1 and is incorporated by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1     Supplemental Information for the period ending December 31, 2001.

99.2 Press Release of Equity One, Inc. dated and issued February 20, 2002 with respect to the announcement of the Company's fourth quarter and year-end 2001 results.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EQUITY ONE, INC.


Dated: February 21, 2002             By:    /s/ CHAIM KATZMAN
                                            ------------------------------------
                                     Name:  Chaim Katzman
                                     Title: Chairman and Chief Executive Officer